UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2005

UNITED SECURITY BANCSHARES

(Exact name of registrant as specified in its chapter)

CALIFORNIA	000-32897	91-2112732
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

1525 E. Shaw Ave, Fresno, California 93710

(Address of principal executive offices)

Registrant’s telephone number:   (559) 248-4943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 26, 2005, United Security Bancshares issued a press release announcing the addition of Mike Woolf as a director of the Company and the Bank. Mr. Woolf was nominated for directorship by the Executive Committee consisting of independent directors. The appointment filled a vacancy on the Board of Directors that resulted when the Board adopted a Resolution increasing the fixed number of directors to ten. Mr. Woolf will serve as a member of the Nominating/Compensation Committee.

A copy of the press release is attached, and incorporated herein by reference as Exhibit 99.1.

Item 9.01. Exhibits.

(c)          Exhibits

99.1    Press Release dated May 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2005	/S/ Kenneth L. Donahue
Senior Vice President and
Chief Financial Officer